UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022

LANDS' END, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 11, 2022, Lands’ End, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).  The items submitted to a stockholder vote at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 31, 2022.  The results of such Stockholder votes are set forth below:

1.

Election of Directors. Each of Robert Galvin, Jerome Griffith, Elizabeth Leykum, Josephine Linden, John T. McClain, Maureen Mullen Murphy, Jignesh Patel and Jonah Staw was elected to the Board of Directors of the Company to serve until the Company’s 2023 Annual Meeting of Stockholders or until his or her successor is elected and qualified, or earlier death, resignation, disqualification or removal. The votes on this matter were as follows:

Name	For	Withheld	Broker Non-Votes
Robert Galvin	29,466,685	662,374	1,259,649
Jerome Griffith	29,389,055	740,004	1,259,649
Elizabeth Leykum	29,286,140	842,919	1,259,649
Josephine Linden	29,165,490	963,569	1,259,649
John T. McClain	29,876,732	252,327	1,259,649
Maureen Mullen Murphy	29,878,515	250,544	1,259,649
Jignesh Patel	29,696,750	432,309	1,259,649
Jonah Staw	29,695,272	433,787	1,259,649

2.

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
27,512,386	2,603,212	13,461	1,259,649

3.

Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022. The Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The votes on this matter were as follows:

For	Against	Abstain
31,351,242	20,484	16,982

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS' END, INC.

Date: May 13, 2022	By: /s/ Peter L. Gray
Name: Peter L. Gray
Title: Executive Vice President, Chief Administrative Officer and General Counsel